UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2006

Ambassadors International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-26420	91-1688605
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1071 Camelback Street

Newport Beach, CA 92660

(Address of principal executive offices) (Zip Code)

(949) 759-5900

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 – Completion of Acquisition or Disposition of Assets

On April 28, 2006, Ambassadors International, Inc. (“Ambassadors”), filed with the Securities and Exchange Commission (the “Commission”) a Current Report on Form 8-K with respect to the completion of its acquisition, through its wholly-owned subsidiary, Ambassadors Cruise Group, LLC (“Ambassadors Cruise Group”), of certain assets of Delta Queen Steamboat Company, Inc. ( “Delta Queen”), pursuant to the terms of that certain Asset Purchase Agreement dated as of April 6, 2006 (the “Purchase Agreement”), by and among Ambassadors Cruise Group, Delta Queen, American Queen Steamboat, LLC (“AQS”), Delta Queen Steamboat Company, LLC (“DQS”) and Mississippi Queen Steamboat Company, LLC (“MQS”) (Delta Queen, AQS, DQS, and MQS, collectively, “DNC Vessel Management, Inc.”). The acquisition was completed on April 25, 2006.

This Amendment No. 1 of the Current Report on Form 8-K/A provides the required financial information and amends Item 9.01(a) and (b) of the Current Report on Form 8-K filed by Ambassadors on April 28, 2006.

Item 9.01 – Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

•	The following audited financial statements of DNC Vessel Management, Inc. are being filed with this report as Exhibit 99.1:

•	Report of Independent Auditors;

•	Consolidated Balance Sheets as of January 1, 2006 and January 2, 2005;

•	Consolidated Statements of Operations and Accumulated Deficit for the years ended January 1, 2006, January 2, 2005 and December 28, 2003;

•	Consolidated Statements of Cash Flows for the years ended January 1, 2006, January 2, 2005 and December 28, 2003;

•	Notes to Consolidated Financial Statements.

•	The following unaudited interim financial statements of DNC Vessel Management, Inc. are being filed with this report as Exhibit 99.2:

•	Unaudited Interim Consolidated Balance Sheets as of April 2, 2006;

•	Unaudited Interim Consolidated Statement of Operations and Accumulated Deficit for the three months ended April 2, 2006;

•	Unaudited Interim Consolidated Statement of Cash Flows for the three months ended April 2, 2006.

(b) The following pro forma financial information is being filed with this report as Exhibit 99.3:

•	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2006;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2005;

•	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2006;

•	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.

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The unaudited pro forma condensed combined financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of what Ambassadors’ financial position or results of operations actually would have been had Ambassadors completed the acquisition as of the dates indicated. In addition, the unaudited pro forma condensed combined financial information does not purport to project the future financial position or operating results of the combined company.

(d) Exhibits

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated April 6, 2006, by and among Ambassadors Cruise Group and DNC Vessel Management, Inc. (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed April 7, 2006).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Financial Statements listed in Item 9.01(a).

99.2	Unaudited Interim Financial Statements listed in Item 9.01(a).

99.3	Pro Forma Financial Information listed in Item 9.01(b).

99.4	Press release issued by Ambassadors dated April 25, 2006 (previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed April 28, 2006).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMBASSADORS INTERNATIONAL, INC.

Date: July 10, 2006	By:	/s/ Brian R. Schaefgen
Brian R. Schaefgen
Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
2.1	Asset Purchase Agreement, dated April 6, 2006, by and among Ambassadors Cruise Group and DNC Vessel Management, Inc. (previously filed as Exhibit 2.1 to the Current Report on Form 8-K filed April 7, 2006).

23.1	Consent of PricewaterhouseCoopers LLP.

99.1	Audited Financial Statements listed in Item 9.01(a).

99.2	Unaudited Interim Financial Statements listed in Item 9.01(a).

99.3	Pro Forma Financial Information listed in Item 9.01(b).

99.4	Press release issued by Ambassadors dated April 25, 2006 (previously filed as Exhibit 99.1 to the Current Report on Form 8-K filed April 28, 2006).